                                                   Filed pursuant to Rule 497(e)
                                                 Registration File No. 333-66807


                        E*TRADE INTERNATIONAL INDEX FUND

                          Supplement dated May 28, 2004
                     to the Prospectus dated April 29, 2004

A. The following replaces the fee table and corresponding footnotes under the section of the Prospectus for the E*TRADE International Index Fund titled "Fees and Expenses":

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                           None
Maximum Deferred Sales Charge (Load)                                       None
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions                                          None
Redemption Fee (as a percentage of redemption proceeds,
payable only if shares are redeemed within four months of purchase)        1.00%

Account Maintenance Fee (for Fund balances below $5,000)*                  $2.50 per quarter

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                                            0.25%
Distribution (12b-1) Fees                                                  None
Other Expenses                                                             2.77%
Total Annual Fund Operating Expenses                                       3.02%
Fee Waiver and/or Expense Reimbursement**                                 (2.69)%
Net Fund Expenses**                                                        0.33%

     * Effective September 30, 2004, if applicable, a fractional share will automatically be redeemed from your account to pay the account maintenance fee

     ** The Fee Waiver and/or Expense Reimbursement reflects a contractual Expense Limitation Agreement between ETAM and the Fund to waive or limit its fees or to assume other expenses so that, on an annualized basis, the Net Fund Expenses (other than interest, taxes, brokerage commissions, other expenditures that are capitalized accordance with GAAP, annual account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of business) are at the level specified above through at least April 30, 2005. There is no guarantee that the Expense Limitation Agreement (or the Fee Waiver and/or Expense Reimbursement by ETAM) will continue after that date or will continue at the currently specified level of Net Fund Expenses. For example, ETAM may determine to discontinue the Expense Limitation Agreement at the currently specified level for Net Fund Expenses if the

                                                   Filed pursuant to Rule 497(e)
                                                 Registration File No. 333-66807

     Fund's assets do not increase significantly by April 30, 2005. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.33% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

B. The following replaces the table and corresponding footnote under the section of the Prospectus for the E*TRADE International Index Fund titled "Fees and Expenses - Example":

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs/1/ would be:

     1 year            3 years             5 years           10 years
      $34               $176                $331               $780

     /1./ The costs under the 1 year example reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annual "Net Fund Expenses" to the level specified in the fee table. The costs under the 3, 5 and 10 year examples do not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year examples.

C. The following disclosure replaces the first paragraph under the section "Fund Management -- Expense Limitation Agreement" on page 11 of this
     Prospectus:

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2005. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the account maintenance fees payable to ETAM, and extraordinary fees and expenses not incurred in the ordinary course of the Fund's business) are limited to 0.33% of the Fund's average daily net assets.